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                                                                  EXHIBIT 10.1.8

                              COOPERATION AGREEMENT

                  THIS COOPERATION AGREEMENT (this "AGREEMENT") is made as of the 25th day of June, 2004, by and between the Mortgage Borrowers listed on the signature page hereof (collectively, the "MORTGAGE BORROWERS"), LODGIAN MEZZANINE FLOATING, LLC (the "MEZZANINE BORROWER"), and MERRILL LYNCH MORTGAGE LENDING, INC., in its capacity as both mortgage lender and mezzanine lender ("LENDER").

                                    RECITALS:

                  A. The Mortgage Borrowers, by those certain Promissory Notes of even date herewith given to Lender (the "MORTGAGE NOTE"), are indebted to Lender in the original principal sum of One Hundred Ten Million and No/100 Dollars ($110,000,000.00) (the "MORTGAGE LOAN") as governed by that certain Loan and Security Agreement of even date herewith between the Mortgage Borrowers and Lender (together with all extensions, renewals, modifications, substitutions and amendments thereof, the "MORTGAGE LOAN AGREEMENT").

                  B. The Mezzanine Borrower, by that certain Mezzanine Note of even date herewith given to Lender (the "MEZZANINE NOTE"), is indebted to Lender in the aggregate principal sum of One Hundred and No/100 Dollars $100.00 (the "MEZZANINE LOAN") as governed by that certain Mezzanine Loan Agreement of even date herewith between the Mezzanine Borrower and Lender (together with all extensions, renewals, modifications, substitutions and amendments thereof, the "MEZZANINE LOAN AGREEMENT").

                  C. Lender has required as a condition to making the Mortgage Loan and the Mezzanine Loan that the Mortgage Borrowers and the Mezzanine Borrower enter into this Agreement with Lender.

                                    AGREEMENT

                  For ten ($10) dollars and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

                  Section 1. Adjustment of Mortgage Loan and Mezzanine Loan/Loan Modification. Lender shall have the right in its sole discretion, at any time prior to the final Securitization of the Mortgage Loan, to separately adjust the principal amount and applicable interest rates of the Mortgage Loan and the Mezzanine Loan (each, a "LOAN MODIFICATION") provided that: (i) the aggregate principal amount of the Mortgage Loan and the Mezzanine Loan immediately after such adjustment shall equal the aggregate outstanding principal balance of the Mortgage Loan and the Mezzanine Loan immediately prior to such adjustment, (ii) the weighted average spread used in calculating the interest rate of the Mortgage Loan and the Mezzanine Loan immediately after such adjustment shall equal the weighted average spread used in calculating the interest rate which was applicable to the Mortgage Loan and the Mezzanine Loan immediately prior to such adjustment, (iii) the aggregate debt service payments on the Mortgage Loan

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and the Mezzanine Loan immediately after such adjustment shall equal the aggregate debt service payments which were due under the Mortgage Loan and the Mezzanine Loan immediately prior to such adjustment, and (iv) the other material terms and provisions of each of the Mortgage Loan and the Mezzanine Loan shall remain unchanged and none of the foregoing adjustments shall increase the obligations or reduce the rights of the Mortgage Borrowers, the Mezzanine Borrower or Guarantor in any material respect. Any Loan Modification shall be subject to the following:

                  (a) If Lender elects to increase the principal amount of the Mezzanine Loan, the Mezzanine Borrower shall contribute to the Mortgage Borrowers such additional loan proceeds to be applied to repay, dollar for dollar, the Mortgage Note (in an amount and as designated by Lender), and the Lender under the Mortgage Note will accept such prepayment without penalty, premium or additional costs to the Mortgage Borrowers (except as provided herein). If Lender elects to increase the principal amount of the Mortgage Loan and reduce the principal amount of the Mezzanine Loan, the Mortgage Borrowers shall distribute to the Mezzanine Borrower such additional loan proceeds to be applied to repay, dollar for dollar, the Mezzanine Note (in an amount and as designated by Lender), and the Lender under the Mezzanine Note will accept such prepayment without penalty, premium or additional costs to the Mezzanine Borrower (except as provided herein);

                  (b) The Mortgage Borrowers and the Mezzanine Borrower shall cooperate, and shall cause Guarantor and any Affiliates thereof (the "LODGIAN PARTIES") to cooperate, with all reasonable requests of Lender in connection with any Loan Modification including, without limitation (x) execution and delivery of such documents as shall reasonably be required by Lender in connection therewith (including amended and restated notes, amended and restated loan agreements, replacement Mortgages, replacement Assignments of Leases, and ratifications by Guarantor of any of its obligations under any guaranties or indemnities provided under the Mortgage Loan or the Mezzanine
Loan), and (y) adjustment of each Cap (as such term is defined in the Mortgage Loan Agreement and the Mezzanine Loan Agreement) such that, following adjustment of the principal amount of the Mortgage Loan and the Mezzanine Loan pursuant to the terms hereof, (i) the Cap delivered in connection with the Mortgage Loan shall have a notional amount equal to the then outstanding principal balance of the Mortgage Loan, and (ii) the Cap delivered (or, if none is required by Lender at Closing, to be delivered) in connection with the Mezzanine Loan shall have a notional amount equal to the then outstanding principal balance of the Mezzanine Loan;

                  (c) The Mortgage Borrowers and the Mezzanine Borrower hereby absolutely and irrevocably appoint Lender their true and lawful attorney coupled with an interest, in their name and stead to make and execute all documents necessary to effect the Loan Modification, provided, however, that Lender shall not make or execute any such documents under such power until ten
(10) days after notice by Lender to Mortgage Borrowers and Mezzanine Borrower of such intent to exercise its right under such power;

                  (d) At Lender's request, in connection with any Loan Modification the Mortgage Borrowers and the Mezzanine Borrower shall deliver to Lender, at the Mortgage Borrowers' and the Mezzanine Borrower's expense, replacement opinion letters in form and substance similar to the opinion letters delivered on the Closing Date addressed to any

                                       2
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subsequent holders of the Mortgage Loan or the Mezzanine Loan or any interest therein (including, without limitation, each trustee holding the Mortgage Loan or the Mezzanine Loan) with respect to any opinion letter delivered in connection with the Mortgage Loan and the Mezzanine Loan;

                  (e) Lender shall pay all reasonable out-of-pocket costs and expenses incurred by the Mortgage Borrowers and the Mezzanine Borrower in connection with a Loan Modification (other than the Mortgage Borrowers', Mezzanine Borrower's and Guarantor's internal costs and expenses, and the costs and expenses of their respective counsel, mortgage recording fees and taxes, required endorsements, if any, to the Title Policies (as such term is defined in the Mortgage Loan Agreement and the Mezzanine Loan Agreement), and costs incurred in adjusting each Cap).

                  Section 2. Capitalized Terms; Notices. Capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Mortgage Loan Agreement. Any notices, requests, demands or other communications required or permitted hereunder shall be delivered as specified in the Mortgage Loan Agreement and the Mezzanine Loan Agreement.

                  Section 3. Event of Default. It shall be an Event of Default under the Mortgage Loan and the Mezzanine Loan if any of the Mortgage Borrowers, the Mezzanine Borrower, or the Lodgian Parties fail to comply with any of the terms, covenants or conditions of this Agreement within ten (10) Business Days after receipt of written request from Lender.

                  Section 4. Governing Law. This Agreement shall be governed, construed, applied and enforced in accordance with the laws of the State of New York and the applicable laws of the United States of America.

                  Section 5. No Oral Change. This Agreement, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of the Mortgage Borrowers, the Mezzanine Borrower, Guarantor, or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

                  Section 6. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Mortgage Borrowers, the Mezzanine Borrower, Guarantor, and Lender and their respective successors and assigns forever.

                  Section 7. Inapplicable Provisions. If any term, covenant or condition of this Agreement is held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision.

                  Section 8. Headings, etc. The headings and captions of various paragraphs of this Agreement are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

                  Section 9. Duplicate Originals, Counterparts. This Agreement may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Agreement may be executed in several counterparts, each of which

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counterparts shall be deemed an original instrument and all of which together shall constitute a single Agreement. The failure of any party hereto to execute this Agreement, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

                         [NO FURTHER TEXT ON THIS PAGE]

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                  IN WITNESS WHEREOF the undersigned have executed this
Cooperation Agreement as of the date and year first written above.

                                     LENDER:

                                     MERRILL LYNCH MORTGAGE
                                     LENDING, INC.

                                     By:/s/ Richard Spinna
                                        --------------------------------------
                                     Name:  Richard Spinna
                                     Title: Vice President

                       [signatures continue on next page]

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                                     MEZZANINE BORROWER:

                                     LODGIAN MEZZANINE FLOATING, LLC

                                     By:/s/ Daniel E. Ellis
                                        --------------------------------------
                                     Name: Daniel E. Ellis
                                     Title: Vice President and Secretary

                                     MORTGAGE BORROWERS:

                                     APICO HILLS, INC.
                                     BRUNSWICK MOTEL ENTERPRISES, INC.
                                     DOTHAN HOSPITALITY 3053, INC.
                                     DOTHAN HOSPITALITY 3071, INC.
                                     GADSDEN HOSPITALITY, INC.
                                     LODGIAN BRIDGEPORT LLC
                                     LODGIAN COLCHESTER LLC
                                     LODGIAN FLORENCE LLC
                                     LODGIAN HAMBURG LLC
                                     LODGIAN HOTELS FLOATING, LLC
                                     LODGIAN JACKSON LLC
                                     LODGIAN MEMPHIS LLC
                                     LODGIAN MEMPHIS PROPERTY OWNER, LLC
                                     LODGIAN MORGANTOWN LLC
                                     SERVICO AUSTIN, INC.
                                     SERVICO CEDAR RAPIDS, INC.
                                     SERVICO GRAND ISLAND, INC.
                                     SERVICO JAMESTOWN, INC.
                                     SERVICO LANSING, INC.
                                     SERVICO MARYLAND, INC.
                                     SERVICO NEW YORK, INC.
                                     SERVICO NIAGARA FALLS, INC.
                                     SERVICO PENSACOLA 7200, INC.
                                     SERVICO PENSACOLA 7330, INC.
                                     SERVICO WINTER HAVEN, INC.
                                     SHEFFIELD MOTEL ENTERPRISES, INC.

                                     By:/s/ Daniel E. Ellis
                                        --------------------------------------
                                     Name:  Daniel E. Ellis
                                     Title: Vice President and Secretary, or
                                            Authorized Signatory for each of the
                                            entities listed above

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                                     GUARANTOR:

                                     LODGIAN, INC.

                                     By:/s/ Daniel E. Ellis
                                        --------------------------------------
                                     Name:  Daniel E. Ellis
                                     Title: Senior Vice President